Lennar Homebuilding Senior Notes And Other Debts Payable (Schedule Of Maturities Of Senior Notes And Other Debts Payable) (Details) - Lennar Homebuilding [Member] $ in Thousands	Nov. 30, 2014 USD ($) [1]
Debt Instrument [Line Items]
2015	$ 659,378
2016	417,880
2017	412,026
2018	650,998
2019	1,125,472
Thereafter	$ 1,424,459

[1]	Some of the debt maturities included in these amounts relate to convertible senior notes that are putable to the Company at earlier dates than in this table, as described in the detail description of each of the convertible senior notes.